UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 20, 2010

DriveTime Automotive Group, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	001-14759	86-0721358
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

DT Acceptance Corporation
(Exact name of registrant as specified in its charter)
Arizona	333-169730	82-0587346
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4020 East Indian School Road Phoenix, Arizona	85018
(Address of registrants’ principal executive offices)	(Zip Code)

Registrants’ telephone number, including area code: (602) 852-6600

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

Amendment No. 7 to the Third Amended and Restated Loan and Security Agreement

On October 20, 2010, DriveTime Automotive Group, Inc., a Delaware corporation (“DTAG”), entered into Amendment No. 7 to the Third Amended and Restated Loan and Security Agreement (the “Inventory Amendment”), amending the Third Amended and Restated Loan and Security Agreement, dated August 10, 2009, by and among DTAG, DriveTime Sales and Finance Company, LLC, an Arizona limited liability company, as successor in interest to DriveTime Sales and Finance Corporation, DriveTime Car Sales Company, LLC, an Arizona limited liability company, as successor in interest to DriveTime Car Sales, Inc. (collectively, the “Borrowers”), Santander Consumer USA Inc., an Illinois corporation, as a lender, and as the agent for the lenders, and Manheim Automotive Financial Services, Inc., a Delaware corporation, as a lender (the “Inventory Agreement”).

The Inventory Amendment amends the definitions in the Inventory Agreement of (i) “Applicable Margin” to change it from 5.00% to 3.00%, (ii) “Termination Date” to extend the date of termination from October 21, 2010 to October 19, 2011 and (iii) “Approved Indebtedness” to extend the date of termination for any indebtedness to qualify as Approved Indebtedness from December 31, 2011 to December 31, 2012.

The Inventory Amendment also amends (i) Section 3.2(b) of the Inventory Agreement to reflect the calculation of the Non-Utilization Fee against each Lender’s Aggregate Commitment, subject to certain thresholds set forth therein, (ii) Section 4.2(c) to reflect that the rate of interest, if LIBOR ceases to be available, cannot be below zero, (iii) and Section 10.14 to provide a requirement of notification of Lenders for any breach, event of default or default, event of termination, acceleration or the occurrence of any event requiring a mandatory prepayment or mandatory offer to purchase (or similar event) under any other material agreement of any Borrower, DT Acceptance Corporation (“DTAC”) or any subsidiary of DTAG or DTAC, and (iv) Section 12.1(k) of the Inventory Agreement to include and event of default for the failure to maintain a first priority lien on the collateral securing the Inventory Agreement.

The foregoing description of the Inventory Agreement and the Inventory Amendment is only a summary, does not purport to be complete and is qualified in its entirety by reference to the Inventory Agreement, which was filed as Exhibit 10.9.1 to the Registration Statement on Form S-4 (File No. 333-169730) filed on October 1, 2010 and the Inventory Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits

Exhibit

	Number	Description

10.1
Amendment No. 7, dated October 20, 2010, to the Third Amended and Restated Loan and Security Agreement, dated August 10, 2009, by and among DriveTime Automotive Group, Inc., a Delaware corporation, DriveTime Sales and Finance Company, LLC, an Arizona limited liability company, as successor in interest to DriveTime Sales and Finance Corporation, DriveTime Car Sales Company, LLC, an Arizona limited liability company, as successor in interest to DriveTime Car Sales, Inc., Santander Consumer USA Inc., an Illinois corporation, as a lender, and as the agent for the lenders, and Manheim Automotive Financial Services, Inc., a Delaware corporation, as a lender

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DriveTime Automotive Group, Inc. (Registrant)

Date: October 25, 2010	By: /s/ Mark G. Sauder
Mark G. Sauder Chief Financial Officer

DT Acceptance Corporation (Registrant)

Date: October 25, 2010	By: /s/ Mark G. Sauder
Mark G. Sauder Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
10.1
Amendment No. 7, dated October 20, 2010, to the Third Amended and Restated Loan and Security Agreement, dated August 10, 2009, by and among DriveTime Automotive Group, Inc., a Delaware corporation, DriveTime Sales and Finance Company, LLC, an Arizona limited liability company, as successor in interest to DriveTime Sales and Finance Corporation, DriveTime Car Sales Company, LLC, an Arizona limited liability company, as successor in interest to DriveTime Car Sales, Inc., Santander Consumer USA Inc., an Illinois corporation, as a lender, and as the agent for the lenders, and Manheim Automotive Financial Services, Inc., a Delaware corporation, as a lender